Exhibit 99.1

TVI CORPORATION NAMES SHERRI VOELKEL

AS CHIEF FINANCIAL OFFICER

Company Strengthens Operational Infrastructure

with Appointment of General Managers for Three Business Segments

GLENN DALE, MD – September 5, 2007 – TVI Corporation (NASDAQ: TVIN), a global supplier of first receiver and first responder products and provider of event shelter and equipment rentals, today announced that the Company has named Sherri S. Voelkel, 44, as senior vice president, chief financial officer and treasurer, effective August 29. These positions follow the May 4, 2007 appointment of Ms. Voelkel to serve as Vice President and Acting Chief Financial Officer of TVI as a result of a medical leave of absence for George J. Roberts, TVI’s former senior vice president, chief financial officer and treasurer. Since assuming the role of Acting Chief Financial Officer, Ms. Voelkel has served as TVI’s principal financial officer and principal accounting officer.

“Sherri brings strong accounting and operational experience to TVI,” said President and Chief Executive Officer General Harley A. Hughes. “Her business and financial leadership over the past few months has been instrumental during this period of transition. Sherri brings energy and a vision to the CFO position that will be invaluable to our ongoing initiatives. We look forward to her contributions as we press ahead with our efforts to return the Company to profitability.”

Ms. Voelkel joined TVI in February 2006 as the Company’s corporate controller. Prior to TVI, Ms. Voelkel was Director of Accounting and Attest Services at Sturn, Wagner, Lombardo & Co., a public accounting firm in Annapolis, Maryland from August 2002 to February 2006. Prior to that, Ms. Voelkel was employed by PricewaterhouseCoopers LLC where she held the position of Partner in Accounting and Business Advisory Services. Ms. Voelkel graduated from the University of Tulsa with a Bachelors of Science in Business Administration and is a Certified Public Accountant.

Appointment of General Managers

TVI also announced today that the Company has named general managers to lead each of its three business segments. William C. Baugh has been appointed general manager of the Shelters and Related Products segment; Dale E. Kline, Sr. has been appointed general manager of the Personal Protection Equipment segment; and Thomas N. Brown has been appointed as general manager of the SSES Rental Services segment.

“With these new roles, each general manager will have a much higher level of financial responsibility and accountability for their particular segment,” Hughes said. “We believe this will help us more tightly manage our business by more clearly defining roles for our managers and setting expectations for achieving operating goals.”

Since joining TVI in November 2006, William C. Baugh, 58, has served as its Vice President of Military Programs with responsibility for government relations, congressional relations, and marketing products and programs to the military. Before joining TVI, Mr. Baugh served for 21 years in a number of increasingly responsible roles with Smiths Detection, a recognized leader in chemical and biological detection equipment for military and homeland security applications, including its predecessors, Environmental Technologies Group, Inc. and Allied Signal Bendix, culminating in his appointment as VP for Marketing and Government Relations. Mr. Baugh has a Bachelor of Science degree from the University of Maryland.

Dale E. Kline, Sr., 60, has served as President of TVI’s subsidiary, Safety Tech International, Inc. (STI), since the Company acquired privately-held STI by merger in November 2005. From August 2000 to November 2005, Mr. Kline served as President and Chief Executive Officer of STI, a private company engaged in the design, manufacturing and marketing of powered air purifying respirators, dual air supply units and any other respiratory products for chemical, biological, radiological and nuclear protection. Prior to joining STI, Mr. Kline held various financial and management positions with manufacturing and consulting firms. Mr. Kline has both a Master of Business Administration degree and a Bachelor of Arts degree from Mount Saint Mary’s University and an Associate degree in Accounting from Frederick Community College.

Thomas N. Brown, 48, has served as the President of TVI’s subsidiary, Signature Special Event Services, Inc. (SSES), since the Company acquired privately-held SSES in October 2006. From November 2003 until joining TVI, Mr. Brown served as President and Chief Executive Officer of Signature Special Event Services, LLC, a leading provider of full-service rental services for traditional special events and for disaster relief and recovery efforts with infrastructure offerings, including tents, flooring/staging, lighting, power, climate control and foodservice equipment. From October 1998 to October 2003, Mr. Brown served as the General Manager of the Central Atlantic Region for United Rentals, Inc., an international equipment rental company.

About TVI Corporation

TVI Corporation, located in Glenn Dale, Maryland, is a global supplier of first receiver and first responder products. These products include shelters, personal protection equipment and other products for homeland security, hospitals, the military, police and fire departments, and public health agencies. The Company designs, fabricates and markets products and systems both through distributors and directly to end-users and OEMs. Through its Signature Special Event Services business, TVI is now the leading full-service shelter and event equipment rental company serving the corporate, sporting, social, and government and defense industries.

The TVI designation is a trademark of TVI Corporation. All other company and product names mentioned above are trade names and/or trademarks of their respective owners. For more information concerning TVI, please visit the Company at: www.tvicorp.com. This reference to the TVI website is an active textual reference and the contents of the site are not part of this press release.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain information contained in this press release constitutes forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and involves expectations, beliefs, plans, intentions or strategies regarding the future. These statements may be identified by the use of forward-looking words or phrases such as “should”, “anticipates”, “believes”, “expects”, “might result”, “estimates” and others. These forward-looking statements are based on information available to TVI as of the date hereof and involve risks and uncertainties and are not guarantees of future performance, as actual results could differ materially from our current expectations. Such risks and uncertainties include actions of our lender, our ability to comply with bank covenants and debt repayment obligations and our ability to obtain future financing on satisfactory terms; achieving the intended benefits of our acquisitions and integrating the operations, technologies, products and services of those businesses; achieving order and sales levels to fulfill revenue expectations; unanticipated costs or charges; our ability to meet the requirements of the NASDAQ Capital Market for continued listing of our common stock; adverse consequences from any government investigations, lawsuits or private actions; our ability to manage growth should it occur; general economic and business conditions; adverse changes in governmental regulations; the possibility that our products contain unknown defects that could result in product liability claims; and competitive factors in our markets and industry generally. Numerous other factors could cause or contribute to such differences, including, but not limited to, those set forth in the Company’s Annual Report to Stockholders, periodic reports, registration statements and other filings made with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of the press release. We assume no obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

TVI Corporation

Harley A. Hughes, President and Chief Executive Officer

(301) 352-8800

Sharon Merrill Associates

Jim Buckley, Executive Vice President

(617) 542-5300